Property and Equipment (Details) - USD ($)	Nov. 30, 2025	May 31, 2025	May 31, 2024
Property and Equipment
Furniture and fixtures	$ 8,933	$ 9,076	$ 6,589
Computer and equipment	3,606	3,664	3,695
Total property cost	12,539	12,741	10,284
Accumulated depreciation	(8,049)	(6,608)	(3,366)
Property and equipment, net	$ 4,490	$ 6,132	$ 6,918